SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2004

WORLD ACCESS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	0-29782 (Commission File No.)	58-2398004 (I.R.S. Employer Identification No.)

945 E. Paces Ferry Road, Suite 2200
Atlanta, Georgia 30326
(Address of principal executive offices, including zip code)

(404) 231-2025
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 1.03. Bankruptcy or Receivership.

     On April 24, 2001, World Access, Inc. filed voluntary petitions for Chapter 11 relief in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the “Court”), on behalf of itself and certain of its U.S. subsidiaries, including WA Telcom Products Co., Inc., World Access Telecommunications Group, Inc., FaciliCom International, L.L.C. and WorldxChange Communications, Inc. (collectively, the “Subsidiaries”).

     Copies of the Monthly Operating Reports for World Access and each of the Subsidiaries for the month of July 2004 are attached to this Report as Exhibits 99.1 through 99.5. The financial information in these reports is unaudited and has not been reviewed by an independent accountant.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

Exhibit
Number	Description
99.1	Monthly Operating Reports of World Access, Inc.

99.2	Monthly Operating Reports of WA Telcom Products Co., Inc.

99.3	Monthly Operating Reports of World Access Telecommunications Group.

99.4	Monthly Operating Reports of FaciliCom International, L.L.C.

99.5	Monthly Operating Reports of WorldxChange Communications.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

WORLD ACCESS, INC.
Date: September 22, 2004	By:	/s/ Michael F. Mies
Michael F. Mies
Senior Vice President - Finance and Treasurer Chief Accounting Officer